CHITTENDEN CORPORATION	Exhibit 99.2
CONSOLIDATED BALANCE SHEETS (Unaudited)
($ in thousands)

	03/31/03	06/30/03	09/30/03	12/31/03	03/31/04	06/30/04	09/30/04	12/31/04	03/31/05
ASSETS
Cash and Cash Equivalents	$190,537	$212,674	$209,695	$174,939	$154,178	$170,940	$165,191	$136,468	$146,861
Securities Available For Sale	1,714,494	1,769,715	1,653,114	1,588,151	1,473,497	1,412,206	1,458,149	1,446,221	1,409,434
FRB and FHLB Stock	24,356	24,356	24,352	20,753	20,753	12,240	19,243	19,243	19,352
Loans Held For Sale	98,578	97,500	95,777	25,262	32,276	49,497	35,723	33,535	22,131

Loans:
Commercial	625,177	632,816	633,221	658,615	686,304	740,410	770,933	801,369	812,050
Municipal	82,005	54,917	106,512	87,080	92,338	66,533	105,781	106,120	98,128
Real Estate:
Residential
1-4 Family	832,284	781,715	724,749	700,671	666,753	667,676	685,714	688,017	712,133
Multi-Family	167,010	167,363	172,419	176,478	182,085	189,589	181,622	182,541	180,632
Home Equity	239,021	249,943	258,664	270,959	277,062	276,640	287,479	294,656	297,649
Commercial	1,314,095	1,324,943	1,375,027	1,430,945	1,485,031	1,505,880	1,558,221	1,590,457	1,651,247
Construction	96,859	113,044	143,515	140,801	138,497	129,901	143,871	174,283	133,799

Total Real Estate	2,649,269	2,637,008	2,674,374	2,719,854	2,749,428	2,769,686	2,856,907	2,929,954	2,975,460
Consumer	272,159	272,085	267,615	259,135	252,097	249,208	246,889	239,750	242,239

Total Loans	3,628,610	3,596,826	3,681,722	3,724,684	3,780,167	3,825,837	3,980,510	4,077,193	4,127,877
Less: Allowance for Loan Losses	(56,708)	(57,591)	(59,171)	(57,464)	(57,500)	(57,969)	(58,598)	(59,031)	(59,811)

Net Loans	3,571,902	3,539,235	3,622,551	3,667,220	3,722,667	3,767,868	3,921,912	4,018,162	4,068,066

Accrued Interest Receivable	32,255	30,208	29,277	29,124	25,582	27,376	26,607	28,956	28,443
Other Real Estate Owned	37	30	52	100	36	47	987	109	17
Other Assets	48,737	46,571	62,512	71,536	57,095	71,534	66,069	64,861	66,729
Premises and Equipment, net	72,524	73,742	74,562	72,130	72,273	72,805	73,927	74,271	72,336
Mortgage Servicing Rights	9,306	8,686	10,615	12,265	10,866	12,562	12,119	11,826	12,074
Identified Intangibles	28,282	24,243	23,488	22,733	21,978	21,972	21,196	20,422	19,648
Goodwill	205,579	215,721	216,431	216,431	216,431	216,697	216,697	216,136	216,136

Total Assets	$5,996,587	$6,042,681	$6,022,426	$5,900,644	$5,807,632	$5,835,744	$6,017,820	$6,070,210	$6,081,227

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Deposits:
Demand	$799,506	$864,526	$880,354	$898,920	$848,758	$891,244	$907,396	$890,561	$881,954
Savings	503,415	512,775	523,497	517,789	526,625	541,138	534,286	519,623	514,215
NOW	874,439	923,572	912,563	899,018	894,575	912,175	903,307	890,701	898,720
CMAs / Money Market	1,491,329	1,468,731	1,617,176	1,604,138	1,472,377	1,491,522	1,603,059	1,577,474	1,527,753
Certificates of Deposit Less than $100,000	874,722	848,320	822,634	789,066	780,940	779,492	755,494	752,828	781,111
Certificates of Deposit $100,000 and Over	270,627	249,250	262,137	260,960	311,067	298,721	388,935	407,543	459,410

Total Deposits	4,814,038	4,867,174	5,018,361	4,969,891	4,834,342	4,914,292	5,092,477	5,038,730	5,063,163
Securities Sold Under Agreements to Repurchase	120,050	104,543	79,510	78,980	76,051	75,016	71,056	76,716	91,443
Other Borrowings	433,547	419,484	285,857	208,454	236,446	204,122	182,450	279,755	254,418
Accrued Expenses and Other Liabilities	77,627	83,829	64,427	63,368	61,308	54,452	60,769	54,752	54,721

Total Liabilities	5,445,262	5,475,030	5,448,155	5,320,693	5,208,147	5,247,882	5,406,752	5,449,953	5,463,745

Stockholders’ Equity:
Common Stock	50,168	50,168	50,168	50,178	50,196	50,202	50,202	50,204	50,207
Surplus	246,024	245,940	246,181	246,938	247,464	248,241	248,828	249,036	248,864
Retained earnings	305,140	316,472	329,035	341,441	351,569	361,623	372,980	384,679	395,410
Treasury, at cost	(83,254)	(81,543)	(80,951)	(78,579)	(76,058)	(72,967)	(71,017)	(69,246)	(68,233)
Accumulated Other Comprehensive Income:
Unrealized gains (losses) on securities available for sale	33,388	36,375	25,610	15,595	21,964	(3,772)	5,377	672	(13,747)
Accrued minimum pension liability, net of tax	(4,058)	(3,829)	—	—	—	—	—	—	—
Director’s Deferred Compensation to be Settled in Stock	3,963	4,111	4,266	4,413	4,381	4,562	4,720	4,930	4,996
Unearned Portion of Employee Restricted Stock	(46)	(43)	(38)	(35)	(31)	(27)	(22)	(18)	(15)

Total Stockholders’ Equity	551,325	567,651	574,271	579,951	599,485	587,862	611,068	620,257	617,482

Total Liabilities and Stockholders’ Equity	$5,996,587	$6,042,681	$6,022,426	$5,900,644	$5,807,632	$5,835,744	$6,017,820	$6,070,210	$6,081,227

CHITTENDEN CORPORATION Consolidated Quarterly Statements of Income (Unaudited) ($ in thousands)

	QTR 03/31/03	QTR 06/30/03	QTR 09/30/03	QTR 12/31/03	QTR 03/31/04	QTR 06/30/04	QTR 09/30/04	QTR 12/31/04	QTR 03/31/05
Interest Income:
Loans	$47,580	$52,543	$49,434	$49,878	$49,254	$50,461	$53,090	$56,302	$58,151
Investments:
Taxable	18,216	18,511	17,648	17,176	15,580	14,757	14,807	15,269	15,043
Tax-favored	46	42	61	13	13	13	13	14	13
Short-term investments	12	123	88	71	7	52	59	76	5

Total Interest Income	65,854	71,219	67,231	67,138	64,854	65,283	67,969	71,661	73,212

Interest Expense:
Deposits	11,796	11,264	9,605	8,507	8,189	8,539	9,411	10,300	11,268
Borrowings	3,110	3,855	2,965	2,277	1,954	1,820	1,889	2,167	2,959

Total Interest Expense	14,906	15,119	12,570	10,784	10,143	10,359	11,300	12,467	14,227

Net Interest Income	50,948	56,100	54,661	56,354	54,711	54,924	56,669	59,194	58,985
Provision for Loan Losses	2,050	2,050	2,050	1,025	427	1,100	1,025	1,825	1,075

Net Interest Income after Provision for Loan Losses	48,898	54,050	52,611	55,329	54,284	53,824	55,644	57,369	57,910

Noninterest Income:
Investment Management and Trust	4,706	5,155	5,270	5,444	5,296	5,476	5,528	5,322	4,971
Service Charges on Deposits	4,393	4,735	4,583	4,686	4,691	4,775	4,241	4,179	4,041
Mortgage Servicing	(757)	(829)	1,275	592	(767)	1,348	(162)	(260)	355
Gains on Sales of Loans, Net	4,436	6,099	6,959	4,272	1,901	2,895	2,261	2,604	2,131
Gains on Sales of Securities	1,391	9,054	3,305	3,031	1,802	240	186	107	0
Loss on Prepayments of Borrowings	0	0	(2,154)	(916)	(1,194)	0	0	0	0
Credit Card Income, Net	903	970	1,149	1,057	908	1,022	1,146	1,074	975
Insurance Commissions, Net	1,613	1,531	2,041	1,501	2,626	1,728	1,389	1,223	2,364
Other	2,571	3,069	2,570	3,327	2,740	3,154	3,252	2,674	2,722

Total Noninterest Income	19,256	29,784	24,998	22,994	18,003	20,638	17,841	16,923	17,559

Noninterest Expense:
Salaries	20,282	23,668	23,234	22,248	20,879	21,786	20,652	21,302	21,676
Employee Benefits	4,857	5,145	5,419	5,157	5,971	5,679	5,027	5,281	6,479
Net Occupancy Expense	5,479	6,198	5,977	5,603	6,026	5,752	5,481	5,410	6,326
Data Processing	2,501	2,161	2,319	2,404	2,293	1,985	994	916	775
Amortization of Intangibles	511	727	755	755	755	772	776	774	774
Conversion and Restructuring Charges	0	6,800	0	2,169	152	1,318	505	291	0
Other	8,546	9,561	9,154	9,741	8,526	8,671	9,376	9,022	9,410

Total Noninterest Expense	42,176	54,260	46,858	48,077	44,602	45,963	42,811	42,996	45,440
Income Before Income Taxes	25,978	29,574	30,751	30,246	27,685	28,499	30,674	31,296	30,029
Income Tax Expense	9,387	10,947	10,887	10,528	10,218	10,345	11,196	11,268	10,947

Net Income	$16,591	$18,627	$19,864	$19,718	$17,467	$18,154	$19,478	$20,028	$19,082

CHITTENDEN CORPORATION Selected Quarterly Financial Data (Unaudited) ($ in thousands, except share and per share data)

	QTD 3/31/2003	QTD 6/30/2003	QTD 9/30/2003	QTD 12/31/2003	QTD 3/31/2004	QTD 6/30/2004	QTD 9/30/2004	QTD 12/31/2004	QTD 3/31/2005
Per Common Share
Earnings, Basic	$0.40	$0.41	$0.43	$0.43	$0.38	$0.40	$0.42	$0.43	$0.41
Earnings, Diluted	0.39	0.41	0.43	0.43	0.37	0.39	0.42	0.43	0.41
Dividends	0.16	0.16	0.16	0.16	0.16	0.18	0.18	0.18	0.18

Book Value	12.11	12.44	12.58	12.66	13.05	12.74	13.21	13.38	13.31
Tangible Book Value	6.97	7.18	7.32	7.44	7.86	7.57	8.07	8.28	8.23

Credit Quality
Nonperforming Assets (including OREO)	$14,981	$17,970	$18,011	$14,431	$20,657	$20,624	$21,565	$20,024	$20,692
90 Days past due and still accruing	3,106	1,921	3,021	4,029	3,201	3,777	3,140	2,604	4,543

Total	18,087	19,891	21,032	18,460	23,858	24,401	24,705	22,628	25,235
Nonperforming Assets to Loans Plus OREO	0.41%	0.50%	0.49%	0.39%	0.55%	0.54%	0.54%	0.49%	0.50%
Allowance to Loans	1.56%	1.60%	1.61%	1.54%	1.52%	1.52%	1.47%	1.45%	1.45%
Allowance to Nonperforming Loans (excluding OREO)	379.48%	321.01%	329.48%	400.99%	278.85%	281.70%	284.76%	296.41%	289.29%

Net Charge-off Ratio	0.04%	0.03%	0.01%	0.08%	0.01%	0.02%	0.01%	0.03%	0.01%

Average Balance Sheet Data
Securities	$1,591,751	$1,760,773	$1,708,629	$1,647,313	$1,530,534	$1,447,419	$1,440,938	$1,495,302	$1,450,210
Loans, Net	3,236,735	3,638,769	3,693,594	3,697,490	3,701,494	3,777,039	3,892,431	4,000,917	4,057,647
Earning Assets	4,879,771	5,456,572	5,496,829	5,446,055	5,292,868	5,294,057	5,414,750	5,572,226	5,568,124
Total Assets	5,224,669	5,943,041	5,974,552	5,960,054	5,792,012	5,799,583	5,930,272	6,089,616	6,060,179
Deposits	4,278,877	4,797,953	4,941,066	5,033,498	4,808,334	4,868,682	5,017,991	5,128,344	5,000,949
Borrowings	406,182	512,230	409,621	298,478	339,983	290,730	267,323	291,919	386,613
Stockholders’ Equity	463,149	560,209	555,567	572,512	586,788	589,067	591,137	615,420	621,276

Common Shares Outstanding	45,525,459	45,621,163	45,653,675	45,795,688	45,954,210	46,134,686	46,241,091	46,341,819	46,401,555
Weighted Average Common Shares Outstanding	41,866,383	45,594,304	45,636,813	45,728,818	45,898,854	46,045,415	46,188,260	46,293,418	46,384,816
Weighted Average Common and Common Equivalent Shares Outstanding	42,249,258	45,955,948	46,070,698	46,390,625	46,522,363	46,557,193	46,863,102	46,959,927	46,918,134

Return on Average Tangible Equity	19.95%	23.13%	25.07%	23.63%	20.38%	21.01%	22.13%	21.25%	20.35%
Return on Average Equity	14.53%	13.34%	14.19%	13.66%	11.97%	12.40%	13.11%	12.95%	12.46%
Return on Average Tangible Assets	1.34%	1.34%	1.41%	1.40%	1.30%	1.35%	1.40%	1.39%	1.36%
Return on Average Assets	1.29%	1.26%	1.32%	1.31%	1.21%	1.26%	1.31%	1.31%	1.28%
Net Yield on Earning Assets	4.22%	4.14%	3.98%	4.14%	4.17%	4.18%	4.20%	4.27%	4.30%
Efficiency Ratio	60.36%	60.70%	59.87%	59.58%	60.34%	58.05%	56.87%	55.64%	58.07%

Tangible Capital Ratio	5.51%	5.65%	5.78%	6.02%	6.48%	6.24%	6.46%	6.58%	6.53%
Leverage Ratio	8.10%	7.22%	7.49%	7.79%	8.28%	8.22%	8.39%	8.42%	8.66%
Tier 1 Capital Ratio	9.22%	9.28%	9.72%	10.07%	10.36%	10.46%	10.51%	10.44%	10.46%
Total Capital Ratio	10.47%	10.53%	10.97%	11.32%	11.61%	11.73%	11.76%	11.64%	11.65%

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Quarter Ended March 31, 2005

	2005			2004
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense(1)	Rate(1)	Balance	Expense(1)	Rate(1)

ASSETS
Interest-Earning Assets:
Loans:
Commercial	$797,135	$11,897	6.05%	$658,979	$8,573	5.23%
Municipals	99,817	829	3.32%	91,168	687	3.01%
Real Estate:
Residential	1,196,152	16,644	5.58%	1,163,711	15,052	5.19%
Commercial	1,620,541	23,406	5.86%	1,449,413	19,414	5.39%
Construction	160,528	2,331	5.89%	141,110	1,771	5.05%

Total Real Estate	2,977,221	42,381	5.75%	2,754,234	36,237	5.29%
Consumer	242,967	3,416	5.70%	255,007	4,035	6.36%

Total Loans	4,117,140	58,523	5.75%	3,759,388	49,532	5.29%

Investments:
Taxable	1,448,917	15,043	4.15%	1,529,237	15,580	4.08%
Tax-Favored Securities	1,293	21	6.67%	1,297	20	6.33%
Interest-Bearing Deposits in Banks	150	1	1.51%	150	1	1.49%
Federal Funds Sold	624	5	3.13%	2,796	7	0.95%

Total Interest-Earning Assets	5,568,124	73,593	5.33%	5,292,868	65,140	4.94%

NonInterest-Earning Assets	551,548			557,038
Allowance for Loan Losses	(59,493)			(57,894)

Total Assets	$6,060,179			$5,792,012

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-Bearing Liabilities:
Savings	519,094	454	0.35%	519,064	412	0.32%
Now	862,986	719	0.34%	865,650	550	0.26%
CMA/Money Market	1,556,727	3,901	1.02%	1,514,764	2,414	0.64%
Certificates of Deposit less than $100,000	760,923	3,781	2.02%	782,154	3,678	1.89%
Certificates of Deposit $100,000 and over	420,139	2,413	2.33%	280,533	1,135	1.63%

Total Interest-Bearing Deposits	4,119,869	11,268	1.11%	3,962,165	8,189	0.83%

Borrowings	269,496	2,540	3.82%	263,045	1,777	2.72%
Repos	117,117	419	1.45%	76,938	177	0.93%

Total Interest-Bearing Liabilities	4,506,482	14,227	1.28%	4,302,148	10,143	0.95%

NonInterest-Bearing Liabilities:

Demand Deposits	881,080			846,169
Other Liabilities	51,341			56,907

Total Liabilities	5,438,903			5,205,224

Stockholders' Equity	621,276			586,788

Total Liabilities and Stockholders' Equity	$6,060,179			$5,792,012

Net Interest Income		$59,366			$54,997

Interest Rate Spread (2)			4.05%			3.99%

Net Yield on Earning Assets (3)			4.30%			4.17%

(1)	On a fully taxable equivalent basis. Calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest-bearing liabilities.
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.